SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 29, 2003

Continental Materials Corporation

(Exact name of registrant as specified in its charter)

001-03834

(Commission File Number)

Delaware	36-2274391
(State or other jurisdiction	(IRS EmployerIdentification No.)
of incorporation)

225 West Wacker, Suite 1800, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (312) 541-7200

(Not Applicable)

Former name or former address, if changed since last report

Item 7.  Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release issued July 29, 2003 entitled “Continental Materials Corporation reports second quarter results”.

Item 12. Results of Operations and Financial Condition

On July 29, 2003 the registrant issued a press release disclosing the results of its operations for the second quarter of 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

By	/S/Mark S. Nichter
Mark S. Nichter
Secretary and Controller

Dated:  August 8, 2003